UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

DIAMEDICA THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Carlson Parkway, Suite 210 Minneapolis, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

(763) 496-5454
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01         Entry into a Material Definitive Agreement.

Private Placement and Securities Purchase Agreements

Prior to the market open on June 21, 2023, DiaMedica Therapeutics Inc., a corporation existing under the laws of British Columbia, Canada (the “Company”), entered into securities purchase agreements (the “Securities Purchase Agreement”) with accredited investors, including certain existing stockholders and certain directors and officers (collectively, the “Purchasers”), pursuant to which the Company agreed to issue 11,011,406 common shares, no par value, of the Company (collectively, the “Shares”), in a private placement (the “Private Placement”). The per Share purchase price is $3.40, which equals the average closing price of the Shares for the five trading days immediately preceding the signing of the Securities Purchase Agreement, except in the case of certain Purchasers who are officers and directors of the Company in which case the per Share purchase price is $3.91, which equals the closing sale price immediately prior to the signing of the Securities Purchase Agreement. The closing of the Private Placement is expected to occur on or about June 23, 2023, subject to the satisfaction of customary closing conditions.

The Company expects to receive gross proceeds of $37.5 million, before deducting fees and other estimated offering expenses incurred in connection with the Private Placement. The Company expects to use the net proceeds from the Private Placement to continue its clinical and product development activities for DM199, including its pivotal ReMEDy2 trial, and for other working capital and general corporate purposes.

Registration Rights Agreement

Under the terms of the Securities Purchase Agreements, the Company agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers pursuant to which the Company will agree to prepare and file a registration statement (the “Resale Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) within 10 business days of the closing of the Private Placement for purposes of registering the resale of the Shares. Under the terms of the Registration Rights Agreement, the Company will agree to use its commercially reasonable best efforts to cause this Resale Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event no later than 30 calendar days following the closing of the Private Placement (or 75 calendar days in the event of a “full review” of the Resale Registration Statement by the SEC), and to keep such Resale Registration Statement effective at all times until the Shares are no longer considered “Registrable Securities” under the Registration Rights Agreement. If the Company fails to meet the specified filing deadlines or keep the Resale Registration Statement effective, subject to certain permitted exceptions, the Company will be required to pay liquidated damages to the Purchasers. The Company also will agree, among other things, to indemnify the selling holders under the Resale Registration Statement from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

Engagement Letter

In connection with the Private Placement, the Company entered into an engagement letter with Craig-Hallum Capital Group LLC (the “Placement Agent”) pursuant to which the Placement Agent is serving as the Company’s placement agent in connection with the Private Placement (the “Placement Agent Agreement”). Pursuant to the Placement Agent Agreement, the Company has agreed to pay the Placement Agent a fee equal to a certain percentage of the aggregate gross proceeds from certain investors in the Private Placement.

The foregoing summary description of the Securities Purchase Agreements and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Securities Purchase Agreement and form of Registration Rights Agreement, which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The Securities Purchase Agreements contain representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Securities Purchase Agreements, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

Item 3.02         Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. Based in part on the representations of the Purchasers in the Securities Purchase Agreements, the offering and sale of the Shares are exempt from registration under Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D as promulgated thereunder. The sale of the Shares does not involve a public offering and is being made without general solicitation or general advertising. The Purchasers have represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and they are acquiring the Shares for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy the Company’s common shares or other securities of the Company.

Item 8.01         Other Events.

On June 21, 2023, the Company issued a press release announcing the Private Placement and the entry into the Securities Purchase Agreements, which press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated as of June 21, 2023, by and among DiaMedica Therapeutics Inc. and the Purchasers Party Thereto

10.2	Form of Registration Rights Agreement by and among DiaMedica Therapeutics Inc. and the Purchasers Party Thereto

99.1	Press Release dated June 21, 2023 announcing the Private Placement

104	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Date: June 21, 2023